UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023 (December 14, 2023)

UNION PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Utah	1-6075	13-2626465
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1400 Douglas Street, Omaha, Nebraska	68179
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (402) 544-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock (Par Value $2.50 per share)	UNP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
 ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Arrangements of Certain Officers.

The Board of Directors (the Board) of Union Pacific Corporation (the Company) elected John K. Tien, age 60, to serve on the Board as a director of the Company, effective December 14, 2023. Mr. Tien most recently served as Deputy Secretary for the U.S. Department of Homeland Security from 2021 to 2023.  From 2011 to 2021, Mr. Tien served as a senior executive in various roles in the global consumer bank for Citigroup Inc.  Prior to 2011, Mr. Tien served over twenty-four years in positions of increasing responsibility as an officer in the U.S. Army retiring at the rank of Colonel.  Mr. Tien holds a Bachelor of Science in Civil Engineering from the United States Military Academy at West Point, a Master of Arts from Oxford University where he was a Rhodes Scholar, and he was a National Security Fellow at the Harvard Kennedy School.

All Company directors serve concurrently on the Board of Directors of the Company’s principal operating subsidiary, Union Pacific Railroad Company (the Railroad).  The Board affirmatively determined that Mr. Tien has no material relationship with the Company or any of its consolidated subsidiaries, including the Railroad, (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is independent within the meaning of the applicable listing standards of the New York Stock Exchange and the director independence standards adopted by the Board.  Mr. Tien does not have a direct or indirect material interest in any related person transaction as defined under the Securities and Exchange Commission’s rules and the Company’s Related Party Policy.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release regarding the election of Mr. Tien reported above, which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press Release of Union Pacific Corporation, dated December 14, 2023.

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2023

UNION PACIFIC CORPORATION

By:	/s/ Craig V. Richardson
Craig V. Richardson
Executive Vice President, Chief Legal Officer,
and Corporate Secretary

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